Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

December 31, 2013

(Unaudited)

Financial measures that exclude after-tax operating expense reduction initiatives*, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because operating expense reduction initiatives* occur infrequently and capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax operating expense reduction initiatives* and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

* Represents costs incurred in 2009 related to operating expense reduction initiatives.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

Email: jeff.hallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions-except per share data)

CONSOLIDATED

						2013				2012
2009	2010	2011	2012	2013		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$352.5	$310.4	$201.2	$179.8	$272.4	Insurance Services	$83.9	$78.3	$61.4	$48.8	$48.0	$62.4	$23.3	$46.1
35.8	55.5	61.3	64.0	79.3	Asset Management	19.5	21.9	20.7	17.2	16.3	17.5	15.2	15.0
(77.9)	(87.8)	(71.0)	(60.4)	(38.7)	Other	(11.0)	(18.4)	(3.6)	(5.7)	(12.5)	(18.6)	(15.9)	(13.4)

310.4	278.1	191.5	183.4	313.0	Total income before income taxes	92.4	81.8	78.5	60.3	51.8	61.3	22.6	47.7
104.9	92.2	54.8	44.9	84.5	Income taxes	27.4	22.8	20.8	13.5	13.4	16.4	2.6	12.5

$205.5	$185.9	$136.7	$138.5	$228.5	Net income	$65.0	$59.0	$57.7	$46.8	$38.4	$44.9	$20.0	$35.2

					Net income per common share:
$4.20	$3.97	$3.05	$3.13	$5.16	Basic	$1.48	$1.33	$1.30	$1.05	$0.87	$1.02	$0.45	$0.79
4.19	3.95	3.04	3.12	5.13	Diluted	1.46	1.32	1.30	1.05	0.87	1.01	0.45	0.79

					Share data:
48,932,908	46,774,277	44,876,650	44,283,771	44,243,364	Basic weighted-average	44,051,958	44,271,160	44,257,095	44,426,153	44,344,307	44,197,164	44,266,776	44,327,122
49,044,543	47,006,228	45,016,070	44,359,891	44,527,405	Diluted weighted-average	44,493,139	44,610,358	44,398,120	44,500,049	44,387,650	44,238,372	44,354,720	44,461,841
47,744,524	46,159,387	44,268,859	44,419,448	44,126,389	At period end	44,126,389	43,995,153	44,149,730	44,323,664	44,419,448	44,239,608	44,116,208	44,377,419

$205.5	$185.9	$136.7	$138.5	$228.5	Net income	$65.0	$59.0	$57.7	$46.8	$38.4	$44.9	$20.0	$35.2
(12.0)	—	—	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—	—	—	—
(17.3)	(32.1)	(4.5)	(5.4)	(9.4)	After-tax net capital losses	(1.3)	(5.5)	(1.6)	(1.0)	(1.1)	(1.7)	(2.5)	(0.1)

$234.8	$218.0	$141.2	$143.9	$237.9	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital losses	$66.3	$64.5	$59.3	$47.8	$39.5	$46.6	$22.5	$35.3

$(26.9)	$(51.6)	$(6.9)	$(8.7)	$(15.7)	Net capital losses	$(2.8)	$(8.7)	$(2.6)	$(1.6)	$(1.9)	$(2.6)	$(4.0)	$(0.2)
(9.6)	(19.5)	(2.4)	(3.3)	(6.3)	Tax benefit on net capital losses	(1.5)	(3.2)	(1.0)	(0.6)	(0.8)	(0.9)	(1.5)	(0.1)

$(17.3)	$(32.1)	$(4.5)	$(5.4)	$(9.4)	After-tax net capital losses	$(1.3)	$(5.5)	$(1.6)	$(1.0)	$(1.1)	$(1.7)	$(2.5)	$(0.1)

					Net income per diluted common share:
$4.19	$3.95	$3.04	$3.12	$5.13	Net income	$1.46	$1.32	$1.30	$1.05	$0.87	$1.01	$0.45	$0.79
(0.25)	—	—	—	—	After-tax operating expense reduction initiatives*	—	—	—	—	—	—	—	—
(0.35)	(0.68)	(0.10)	(0.12)	(0.21)	After-tax net capital losses	(0.03)	(0.13)	(0.04)	(0.02)	(0.02)	(0.04)	(0.06)	—

$4.79	$4.63	$3.14	$3.24	$5.34	Net income excluding after-tax operating expense reduction initiatives* and after-tax net capital losses	$1.49	$1.45	$1.34	$1.07	$0.89	$1.05	$0.51	$0.79

$1,721.0	$1,894.6	$1,990.4	$2,169.0	$2,152.8	Shareholders’ equity	$2,152.8	$2,117.2	$2,077.0	$2,187.6	$2,169.0	$2,171.1	$2,085.5	$2,033.5
71.4	160.9	235.1	309.3	134.7	Accumulated other comprehensive income	134.7	121.7	127.3	286.1	309.3	314.0	277.9	237.6

$1,649.6	$1,733.7	$1,755.3	$1,859.7	$2,018.1	Shareholders’ equity excluding accumulated other comprehensive income	$2,018.1	$1,995.5	$1,949.7	$1,901.5	$1,859.7	$1,857.1	$1,807.6	$1,795.9

13.3%	10.3%	7.0%	6.7%	10.6%	Net income return on average equity	12.2%	11.3%	10.8%	8.6%	7.1%	8.4%	3.9%	7.0%
12.9	11.0	7.8	7.7	11.8	Net income return on average equity (excluding accumulated other comprehensive income)	13.0	12.0	12.0	10.0	8.3	9.8	4.4	7.9
14.7	12.9	8.1	8.0	12.3	Net income return on average equity (excluding after-tax operating expense reduction initiatives*, after-tax net capital losses and accumulated other comprehensive income)	13.2	13.1	12.3	10.2	8.5	10.2	5.0	8.0

					Book value per common share:
$36.05	$41.04	$44.96	$48.83	$48.79	Including accumulated other comprehensive income	$48.79	$48.12	$47.04	$49.36	$48.83	$49.08	$47.27	$45.82
1.50	3.48	5.31	6.96	3.06	Accumulated other comprehensive income	3.06	2.76	2.88	6.46	6.96	7.10	6.30	5.35

$34.55	$37.56	$39.65	$41.87	$45.73	Excluding accumulated other comprehensive income	$45.73	$45.36	$44.16	$42.90	$41.87	$41.98	$40.97	$40.47

3,150	3,091	2,974	2,875	2,702	Number of employees	2,702	2,662	2,674	2,766	2,875	2,895	2,911	2,948

* Represents costs incurred in 2009 related to operating expense reduction initiatives.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2013				2012
2009	2010	2011	2012	2013		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,101.9	$2,097.7	$2,153.3	$2,163.9	$2,124.3	Premiums	$528.6	$524.4	$535.1	$536.2	$533.8	$528.7	$548.1	$553.3
108.5	116.5	115.5	114.7	121.6	Administrative fees	32.0	30.5	30.4	28.7	28.5	27.8	29.8	28.6
586.5	602.5	612.8	628.5	629.9	Net investment income	160.8	155.8	154.1	159.2	157.6	159.8	151.4	159.7
					Net capital (losses) gains:
(5.9)	(0.7)	(1.8)	(3.2)	(1.1)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.1)	(0.4)	(0.3)	(0.3)	—	(0.7)	(1.7)	(0.8)
(21.0)	(50.9)	(5.1)	(5.5)	(14.6)	All other net capital (losses) gains	(2.7)	(8.3)	(2.3)	(1.3)	(1.9)	(1.9)	(2.3)	0.6

(26.9)	(51.6)	(6.9)	(8.7)	(15.7)	Total net capital losses	(2.8)	(8.7)	(2.6)	(1.6)	(1.9)	(2.6)	(4.0)	(0.2)

2,770.0	2,765.1	2,874.7	2,898.4	2,860.1	Total revenues	718.6	702.0	717.0	722.5	718.0	713.7	725.3	741.4

					Benefits and expenses:
1,575.7	1,619.8	1,771.2	1,793.0	1,655.4	Benefits to policyholders	394.5	395.0	424.1	441.8	444.7	422.4	475.9	450.0
145.6	158.4	161.0	171.3	176.4	Interest credited	45.6	43.9	40.3	46.6	41.0	43.9	39.2	47.2
476.2	446.2	471.2	470.5	442.6	Operating expenses	118.3	114.8	104.4	105.1	114.6	115.3	116.7	123.9
202.0	206.1	218.7	203.7	207.9	Commissions and bonuses	51.4	51.9	50.8	53.8	47.4	49.6	51.3	55.4
34.2	34.7	36.7	37.5	35.3	Premium taxes	7.6	9.1	9.1	9.5	8.9	9.1	9.5	10.0
39.2	38.9	38.9	39.9	34.4	Interest expense	8.7	8.6	8.6	8.5	8.6	11.8	9.8	9.7
(76.7)	(76.0)	(81.7)	(71.4)	(76.9)	Deferral of acquisition costs	(19.0)	(19.8)	(17.4)	(20.7)	(16.1)	(16.9)	(16.9)	(21.5)
63.4	58.9	67.2	70.5	72.0	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	19.1	16.7	18.6	17.6	17.1	17.2	17.2	19.0

2,459.6	2,487.0	2,683.2	2,715.0	2,547.1	Total benefits and expenses	626.2	620.2	638.5	662.2	666.2	652.4	702.7	693.7

310.4	278.1	191.5	183.4	313.0	Income before income taxes	92.4	81.8	78.5	60.3	51.8	61.3	22.6	47.7

104.9	92.2	54.8	44.9	84.5	Income taxes	27.4	22.8	20.8	13.5	13.4	16.4	2.6	12.5

205.5	185.9	136.7	138.5	228.5	Net income	65.0	59.0	57.7	46.8	38.4	44.9	20.0	35.2

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities—available-for-sale:
210.8	100.5	103.4	71.4	(205.3)	Net unrealized capital gains (losses) on securities available-for-sale	(29.3)	(7.8)	(151.0)	(17.2)	(5.2)	36.0	39.3	1.3
3.5	(9.6)	(5.9)	(3.6)	(4.5)	Reclassification adjustment for net capital (gains) losses included in net income	(0.7)	0.3	(2.9)	(1.2)	(0.7)	(1.5)	(0.6)	(0.8)
					Employee benefit plans:
8.4	(5.0)	(26.6)	—	41.2	Prior service credit (cost) and net gains (losses) arising during the period, net	41.2	—	—	—	(0.4)	—	—	0.4
4.9	3.6	3.3	6.4	(6.0)	Reclassification adjustment for amortization to net periodic pension (credit) cost, net	1.8	1.9	(4.9)	(4.8)	1.6	1.6	1.6	1.6

227.6	89.5	74.2	74.2	(174.6)	Total	13.0	(5.6)	(158.8)	(23.2)	(4.7)	36.1	40.3	2.5

$433.1	$275.4	$210.9	$212.7	$53.9	Comprehensive income (loss)	$78.0	$53.4	$(101.1)	$23.6	$33.7	$81.0	$60.3	$37.7

					Statutory data - insurance subsidiaries:
$375.0	$317.4	$185.1	$182.3	$272.8	Net gain from operations before federal income taxes and realized capital gains (losses)	$90.5	$87.0	$66.4	$28.9	$32.7	$76.5	$31.0	$42.1
251.4	202.4	143.1	138.8	197.9	Net gain from operations after federal income taxes and before realized capital gains (losses)	75.1	56.1	42.3	24.4	22.8	51.0	28.2	36.8
1,243.2	1,226.8	1,193.1	1,259.6	1,359.0	Capital and surplus	1,359.0	1,294.1	1,268.8	1,266.6	1,259.6	1,257.3	1,243.9	1,219.8
89.7	95.6	107.2	117.5	127.5	Asset valuation reserve	127.5	136.2	132.8	120.3	117.5	116.7	114.4	111.7

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2013				2012
2009	2010	2011	2012	2013		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,890.2	$1,892.9	$1,973.0	$1,980.6	$1,926.9	Employee Benefits	$479.0	$474.7	$487.0	$486.2	$485.9	$483.1	$504.7	$506.9
177.0	163.3	172.3	176.6	190.5	Individual Disability	48.5	48.3	46.7	47.0	46.2	44.4	41.8	44.2

2,067.2	2,056.2	2,145.3	2,157.2	2,117.4	Insurance Services	527.5	523.0	533.7	533.2	532.1	527.5	546.5	551.1
34.7	41.5	8.0	6.7	6.9	Asset Management	1.1	1.4	1.4	3.0	1.7	1.2	1.6	2.2

2,101.9	2,097.7	2,153.3	2,163.9	2,124.3	Total premiums	528.6	524.4	535.1	536.2	533.8	528.7	548.1	553.3

					Administrative fees:
8.0	9.3	12.0	13.7	15.1	Employee Benefits	4.4	3.8	3.4	3.5	3.5	3.0	4.2	3.0
0.3	0.3	0.3	0.2	0.2	Individual Disability	—	0.1	0.1	—	—	0.1	—	0.1

8.3	9.6	12.3	13.9	15.3	Insurance Services	4.4	3.9	3.5	3.5	3.5	3.1	4.2	3.1
114.1	121.5	119.9	118.8	124.9	Asset Management	32.2	31.3	31.5	29.9	29.7	29.2	30.0	29.9
(13.9)	(14.6)	(16.7)	(18.0)	(18.6)	Other	(4.6)	(4.7)	(4.6)	(4.7)	(4.7)	(4.5)	(4.4)	(4.4)

108.5	116.5	115.5	114.7	121.6	Total administrative fees	32.0	30.5	30.4	28.7	28.5	27.8	29.8	28.6

					Net investment income:
285.6	286.3	288.6	286.0	267.8	Employee Benefits	66.4	65.8	67.0	68.6	72.0	72.2	70.5	71.3
49.5	52.6	52.7	53.7	52.8	Individual Disability	13.3	13.2	12.9	13.4	13.5	13.8	13.1	13.3

335.1	338.9	341.3	339.7	320.6	Insurance Services	79.7	79.0	79.9	82.0	85.5	86.0	83.6	84.6
234.0	251.0	262.7	278.6	293.2	Asset Management	75.8	73.4	70.7	73.3	68.6	72.3	64.6	73.1
17.4	12.6	8.8	10.2	16.1	Other	5.3	3.4	3.5	3.9	3.5	1.5	3.2	2.0

586.5	602.5	612.8	628.5	629.9	Total net investment income	160.8	155.8	154.1	159.2	157.6	159.8	151.4	159.7

(26.9)	(51.6)	(6.9)	(8.7)	(15.7)	Net capital losses	(2.8)	(8.7)	(2.6)	(1.6)	(1.9)	(2.6)	(4.0)	(0.2)

2,770.0	2,765.1	2,874.7	2,898.4	2,860.1	Total revenues	718.6	702.0	717.0	722.5	718.0	713.7	725.3	741.4

					Benefits and expenses:
1,875.9	1,925.1	2,117.7	2,150.5	1,993.4	Employee Benefits	482.6	475.7	510.8	524.3	523.3	504.9	569.6	552.7
182.2	169.2	180.0	180.5	187.5	Individual Disability	45.1	51.9	44.9	45.6	49.8	49.3	41.4	40.0

2,058.1	2,094.3	2,297.7	2,331.0	2,180.9	Insurance Services	527.7	527.6	555.7	569.9	573.1	554.2	611.0	592.7
347.0	358.5	329.3	340.1	345.7	Asset Management	89.6	84.2	82.9	89.0	83.7	85.2	81.0	90.2
54.5	34.2	56.2	43.9	20.5	Other	8.9	8.4	(0.1)	3.3	9.4	13.0	10.7	10.8

2,459.6	2,487.0	2,683.2	2,715.0	2,547.1	Total benefits and expenses	626.2	620.2	638.5	662.2	666.2	652.4	702.7	693.7

					Income (loss) before income taxes:
307.9	263.4	155.9	129.8	216.4	Employee Benefits	67.2	68.6	46.6	34.0	38.1	53.4	9.8	28.5
44.6	47.0	45.3	50.0	56.0	Individual Disability	16.7	9.7	14.8	14.8	9.9	9.0	13.5	17.6

352.5	310.4	201.2	179.8	272.4	Insurance Services	83.9	78.3	61.4	48.8	48.0	62.4	23.3	46.1
35.8	55.5	61.3	64.0	79.3	Asset Management	19.5	21.9	20.7	17.2	16.3	17.5	15.2	15.0
(77.9)	(87.8)	(71.0)	(60.4)	(38.7)	Other	(11.0)	(18.4)	(3.6)	(5.7)	(12.5)	(18.6)	(15.9)	(13.4)

310.4	278.1	191.5	183.4	313.0	Total income before income taxes	92.4	81.8	78.5	60.3	51.8	61.3	22.6	47.7
104.9	92.2	54.8	44.9	84.5	Income taxes	27.4	22.8	20.8	13.5	13.4	16.4	2.6	12.5

$205.5	$185.9	$136.7	$138.5	$228.5	Net income	$65.0	$59.0	$57.7	$46.8	$38.4	$44.9	$20.0	$35.2

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES

						2013				2012
2009	2010	2011	2012	2013		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,067.2	$2,056.2	$2,145.3	$2,157.2	$2,117.4	Premiums	$527.5	$523.0	$533.7	$533.2	$532.1	$527.5	$546.5	$551.1
8.3	9.6	12.3	13.9	15.3	Administrative fees	4.4	3.9	3.5	3.5	3.5	3.1	4.2	3.1
335.1	338.9	341.3	339.7	320.6	Net investment income	79.7	79.0	79.9	82.0	85.5	86.0	83.6	84.6

2,410.6	2,404.7	2,498.9	2,510.8	2,453.3	Total revenues	611.6	605.9	617.1	618.7	621.1	616.6	634.3	638.8

					Benefits and expenses:
1,530.3	1,566.4	1,750.9	1,773.3	1,637.7	Benefits to policyholders	390.7	391.2	419.8	436.0	440.0	417.6	471.0	444.7
4.7	4.8	4.6	4.2	4.3	Interest credited	1.5	0.6	1.3	0.9	0.6	1.0	1.0	1.6
333.9	331.8	338.7	349.1	340.0	Operating expenses	87.5	86.1	84.3	82.1	84.6	85.4	86.5	92.6
169.8	175.7	185.1	172.7	174.2	Commissions and bonuses	42.3	43.5	42.5	45.9	38.8	43.2	42.0	48.7
34.2	34.5	36.6	37.5	35.2	Premium taxes	7.5	9.1	9.1	9.5	8.9	9.1	9.5	10.0
(57.9)	(61.3)	(64.5)	(55.9)	(60.3)	Deferral of acquisition costs	(14.8)	(15.4)	(13.2)	(16.9)	(11.6)	(14.3)	(11.4)	(18.6)
43.1	42.4	46.3	50.1	49.8	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	13.0	12.5	11.9	12.4	11.8	12.2	12.4	13.7

2,058.1	2,094.3	2,297.7	2,331.0	2,180.9	Total benefits and expenses	527.7	527.6	555.7	569.9	573.1	554.2	611.0	592.7

$352.5	$310.4	$201.2	$179.8	$272.4	Income before income taxes	$83.9	$78.3	$61.4	$48.8	$48.0	$62.4	$23.3	$46.1

					Statistics (% of total premiums):
16.2%	16.1%	15.8%	16.2%	16.1%	Operating expenses	16.6%	16.5%	15.8%	15.4%	15.9%	16.2%	15.8%	16.8%
17.1	15.1	9.4	8.3	12.9	Income before income taxes	15.9	15.0	11.5	9.2	9.0	11.8	4.3	8.4

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS

						2013				2012
2009	2010	2011	2012	2013		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$819.6	$835.7	$892.6	$883.7	$849.7	Life and AD&D	$209.4	$210.4	$214.5	$215.4	$216.7	$218.3	$223.8	$224.9
825.6	799.9	803.3	801.4	783.0	LTD	193.4	191.3	198.0	200.3	197.9	199.1	200.2	204.2
205.7	203.7	208.0	212.6	229.0	STD	57.1	56.4	59.6	55.9	52.3	52.5	54.0	53.8
79.5	81.5	81.6	78.9	78.3	Other	20.2	19.8	19.2	19.1	19.7	19.7	19.6	19.9
(40.2)	(27.9)	(12.5)	4.0	(13.1)	Experience rated refunds	(1.1)	(3.2)	(4.3)	(4.5)	(0.7)	(6.5)	7.1	4.1

1,890.2	1,892.9	1,973.0	1,980.6	1,926.9	Total premiums	479.0	474.7	487.0	486.2	485.9	483.1	504.7	506.9
8.0	9.3	12.0	13.7	15.1	Administrative fees	4.4	3.8	3.4	3.5	3.5	3.0	4.2	3.0
285.6	286.3	288.6	286.0	267.8	Net investment income	66.4	65.8	67.0	68.6	72.0	72.2	70.5	71.3

2,183.8	2,188.5	2,273.6	2,280.3	2,209.8	Total revenues	549.8	544.3	557.4	558.3	561.4	558.3	579.4	581.2

					Benefits and expenses:
1,407.6	1,457.3	1,635.0	1,657.1	1,515.9	Benefits to policyholders	362.8	356.0	390.2	406.9	405.9	384.0	445.6	421.6
4.7	4.8	4.6	4.2	4.3	Interest credited	1.5	0.6	1.3	0.9	0.6	1.0	1.0	1.6
308.8	306.2	312.3	323.6	313.3	Operating expenses	80.5	79.0	77.9	75.9	78.5	79.0	80.3	85.8
122.7	129.9	137.1	125.1	126.7	Commissions and bonuses	30.2	30.4	31.1	35.0	26.9	30.5	30.5	37.2
31.0	31.1	33.0	33.6	31.3	Premium taxes	6.6	8.1	8.1	8.5	7.9	8.1	8.6	9.0
(21.8)	(25.5)	(27.4)	(18.3)	(22.2)	Deferral of acquisition costs	(5.8)	(4.4)	(3.6)	(8.4)	(2.5)	(3.6)	(2.8)	(9.4)
22.9	21.3	23.1	25.2	24.1	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.8	6.0	5.8	5.5	6.0	5.9	6.4	6.9

1,875.9	1,925.1	2,117.7	2,150.5	1,993.4	Total benefits and expenses	482.6	475.7	510.8	524.3	523.3	504.9	569.6	552.7

$307.9	$263.4	$155.9	$129.8	$216.4	Income before income taxes	$67.2	$68.6	$46.6	$34.0	$38.1	$53.4	$9.8	$28.5

					Benefit ratio (including interest credited):
64.7%	66.8%	72.1%	72.9%	68.8%	% of total revenues	66.3%	65.5%	70.2%	73.0%	72.4%	69.0%	77.1%	72.8%
74.7	77.2	83.1	83.9	78.9	% of total premiums	76.1	75.1	80.4	83.9	83.7	79.7	88.5	83.5

					Statistics (% of total premiums):
16.3%	16.2%	15.8%	16.3%	16.3%	Operating expenses	16.8%	16.6%	16.0%	15.6%	16.2%	16.4%	15.9%	16.9%
16.3	13.9	7.9	6.6	11.2	Income before income taxes	14.0	14.5	9.6	7.0	7.8	11.1	1.9	5.6

					Sales (annualized new premiums) reported at contract effective date:
$124.8	$156.9	$155.5	$104.0	$89.9	Life and AD&D	$27.2	$10.0	$6.0	$46.7	$31.0	$6.2	$9.3	$57.5
95.3	103.1	107.7	88.4	66.0	LTD	24.7	9.0	10.0	22.3	26.8	6.5	6.5	48.6
35.6	45.1	42.6	31.2	40.6	STD	12.7	3.0	6.6	18.3	10.5	3.2	2.5	15.0
32.1	25.5	30.6	21.4	25.6	Other	5.0	7.7	2.6	10.3	5.1	4.6	4.0	7.7

$287.8	$330.6	$336.4	$245.0	$222.1	Total sales	$69.6	$29.7	$25.2	$97.6	$73.4	$20.5	$22.3	$128.8

					Persistency (% of premiums):
84.4%	89.8%	89.8%	87.3%	85.2%	Life and AD&D
85.6	89.1	89.7	87.8	87.9	LTD
77.8	87.9	87.1	86.6	91.9	STD
77.2	78.3	76.7	74.2	79.3	Other

83.8%	88.7%	88.8%	86.7%	86.7%	Total persistency

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL DISABILITY

						2013				2012
2009	2010	2011	2012	2013		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$177.0	$163.3	$172.3	$176.6	$190.5	Premiums	$48.5	$48.3	$46.7	$47.0	$46.2	$44.4	$41.8	$44.2
0.3	0.3	0.3	0.2	0.2	Administrative fees	—	0.1	0.1	—	—	0.1	—	0.1
49.5	52.6	52.7	53.7	52.8	Net investment income	13.3	13.2	12.9	13.4	13.5	13.8	13.1	13.3

226.8	216.2	225.3	230.5	243.5	Total revenues	61.8	61.6	59.7	60.4	59.7	58.3	54.9	57.6

					Benefits and expenses:
122.7	109.1	115.9	116.2	121.8	Benefits to policyholders	27.9	35.2	29.6	29.1	34.1	33.6	25.4	23.1
25.1	25.6	26.4	25.5	26.7	Operating expenses	7.0	7.1	6.4	6.2	6.1	6.4	6.2	6.8
47.1	45.8	48.0	47.6	47.5	Commissions and bonuses	12.1	13.1	11.4	10.9	11.9	12.7	11.5	11.5
3.2	3.4	3.6	3.9	3.9	Premium taxes	0.9	1.0	1.0	1.0	1.0	1.0	0.9	1.0
(36.1)	(35.8)	(37.1)	(37.6)	(38.1)	Deferral of acquisition costs	(9.0)	(11.0)	(9.6)	(8.5)	(9.1)	(10.7)	(8.6)	(9.2)
20.2	21.1	23.2	24.9	25.7	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.2	6.5	6.1	6.9	5.8	6.3	6.0	6.8

182.2	169.2	180.0	180.5	187.5	Total benefits and expenses	45.1	51.9	44.9	45.6	49.8	49.3	41.4	40.0

$44.6	$47.0	$45.3	$50.0	$56.0	Income before income taxes	$16.7	$9.7	$14.8	$14.8	$9.9	$9.0	$13.5	$17.6

					Benefit ratio:
54.1%	50.5%	51.4%	50.4%	50.0%	% of total revenues	45.1%	57.1%	49.6%	48.2%	57.1%	57.6%	46.3%	40.1%
69.3	66.8	67.3	65.8	63.9	% of total premiums	57.5	72.9	63.4	61.9	73.8	75.7	60.8	52.3

					Statistics (% of premiums):
14.2%	15.7%	15.3%	14.4%	14.0%	Operating expenses	14.4%	14.7%	13.7%	13.2%	13.2%	14.4%	14.8%	15.4%
25.2	28.8	26.3	28.3	29.4	Income before income taxes	34.4	20.1	31.7	31.5	21.4	20.3	32.3	39.8

$23.0	$21.1	$22.2	$21.1	$21.3	Sales	$5.2	$6.8	$5.3	$4.0	$5.1	$6.6	$4.4	$5.0

92.9%	94.8%	95.1%	95.0%	94.5%	Persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT

						2013				2012
2009	2010	2011	2012	2013		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$34.7	$41.5	$8.0	$6.7	$6.9	Premiums	$1.1	$1.4	$1.4	$3.0	$1.7	$1.2	$1.6	$2.2
114.1	121.5	119.9	118.8	124.9	Administrative fees	32.2	31.3	31.5	29.9	29.7	29.2	30.0	29.9
234.0	251.0	262.7	278.6	293.2	Net investment income	75.8	73.4	70.7	73.3	68.6	72.3	64.6	73.1

382.8	414.0	390.6	404.1	425.0	Total revenues	109.1	106.1	103.6	106.2	100.0	102.7	96.2	105.2

					Benefits and expenses:
45.4	53.4	20.3	19.7	17.7	Benefits to policyholders	3.8	3.8	4.3	5.8	4.7	4.8	4.9	5.3
140.9	153.6	156.4	167.1	172.1	Interest credited	44.1	43.3	39.0	45.7	40.4	42.9	38.2	45.6
126.9	119.0	115.2	117.4	116.5	Operating expenses	30.6	28.9	28.8	28.2	29.2	28.7	29.3	30.2
32.2	30.4	33.6	31.0	33.7	Commissions and bonuses	9.1	8.4	8.3	7.9	8.6	6.4	9.3	6.7
—	0.2	0.1	—	0.1	Premium taxes	0.1	—	—	—	—	—	—	—
0.1	0.1	—	—	—	Interest expense	—	—	—	—	—	—	—	—
(18.8)	(14.7)	(17.2)	(15.5)	(16.6)	Deferral of acquisition costs	(4.2)	(4.4)	(4.2)	(3.8)	(4.5)	(2.6)	(5.5)	(2.9)
20.3	16.5	20.9	20.4	22.2	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.1	4.2	6.7	5.2	5.3	5.0	4.8	5.3

347.0	358.5	329.3	340.1	345.7	Total benefits and expenses	89.6	84.2	82.9	89.0	83.7	85.2	81.0	90.2

$35.8	$55.5	$61.3	$64.0	$79.3	Income before income taxes	$19.5	$21.9	$20.7	$17.2	$16.3	$17.5	$15.2	$15.0

					Assets under administration:
$15,780.3	$15,281.7	$13,764.9	$14,855.4	$17,346.4	Retirement Plans	$17,346.4	$16,516.8	$15,739.8	$15,751.9	$14,855.4	$14,736.7	$14,234.5	$14,824.4
2,390.9	2,684.2	2,975.7	3,206.4	3,378.9	Individual Annuities	3,378.9	3,390.1	3,307.8	3,252.1	3,206.4	3,149.0	3,116.6	3,012.4
2,588.8	2,697.3	2,691.6	2,781.5	3,056.0	Mortgage loans for other investors	3,056.0	2,983.4	2,899.1	2,843.6	2,781.5	2,781.8	2,718.9	2,686.9
1,093.9	1,224.5	1,001.5	849.0	913.7	Private client wealth management	913.7	897.8	885.2	888.6	849.0	985.7	1,003.7	1,059.9

$21,853.9	$21,887.7	$20,433.7	$21,692.3	$24,695.0	Total assets under administration	$24,695.0	$23,788.1	$22,831.9	$22,736.2	$21,692.3	$21,653.2	$21,073.7	$21,583.6

					Annualized operating expenses:
					(% of average assets under administration)
0.65%	0.57%	0.58%	0.59%	0.52%	Retirement Plans	0.52%	0.51%	0.53%	0.52%	0.57%	0.57%	0.58%	0.62%

					Interest credited:
					(% of investment income)
57.5%	56.5%	54.6%	53.7%	54.5%	Retirement Plans	54.3%	55.0%	54.4%	54.1%	55.2%	53.3%	53.4%	53.0%
68.4	69.0	66.5	68.1	65.4	Individual Annuities	63.6	66.6	60.5	70.6	65.4	67.6	68.2	70.8

$398.8	$363.8	$410.3	$364.2	$387.9	Individual Annuity sales	$81.6	$118.3	$100.1	$87.9	$101.1	$63.0	$136.6	$63.5

$718.5	$887.5	$1,007.7	$1,184.2	$1,303.1	Commercial mortgage loans originated	$251.2	$414.1	$364.1	$273.7	$327.2	$347.3	$300.2	$209.5

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2013				2012
2009	2010	2011	2012	2013		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(13.9)	$(14.6)	$(16.7)	$(18.0)	$(18.6)	Administrative fees	$(4.6)	$(4.7)	$(4.6)	$(4.7)	$(4.7)	$(4.5)	$(4.4)	$(4.4)
17.4	12.6	8.8	10.2	16.1	Net investment income	5.3	3.4	3.5	3.9	3.5	1.5	3.2	2.0
					Net capital (losses) gains:
(5.9)	(0.7)	(1.8)	(3.2)	(1.1)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.1)	(0.4)	(0.3)	(0.3)	—	(0.7)	(1.7)	(0.8)
(21.0)	(50.9)	(5.1)	(5.5)	(14.6)	All other net capital (losses) gains	(2.7)	(8.3)	(2.3)	(1.3)	(1.9)	(1.9)	(2.3)	0.6

(26.9)	(51.6)	(6.9)	(8.7)	(15.7)	Total net capital losses	(2.8)	(8.7)	(2.6)	(1.6)	(1.9)	(2.6)	(4.0)	(0.2)

(23.4)	(53.6)	(14.8)	(16.5)	(18.2)	Total revenues	(2.1)	(10.0)	(3.7)	(2.4)	(3.1)	(5.6)	(5.2)	(2.6)

					Benefits and expenses:
15.4	(4.6)	17.3	4.0	(13.9)	Operating expenses	0.2	(0.2)	(8.7)	(5.2)	0.8	1.2	0.9	1.1
39.1	38.8	38.9	39.9	34.4	Interest expense	8.7	8.6	8.6	8.5	8.6	11.8	9.8	9.7

54.5	34.2	56.2	43.9	20.5	Total benefits and expenses	8.9	8.4	(0.1)	3.3	9.4	13.0	10.7	10.8

$(77.9)	$(87.8)	$(71.0)	$(60.4)	$(38.7)	Loss before income taxes	$(11.0)	$(18.4)	$(3.6)	$(5.7)	$(12.5)	$(18.6)	$(15.9)	$(13.4)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2013				2012
2009	2010	2011	2012	2013		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$6,167.3	$6,419.1	$6,769.5	$7,190.7	$7,120.5	Fixed maturity securities—available-for-sale	$7,120.5	$7,015.8	$7,034.3	$7,248.7	$7,190.7	$7,120.4	$6,977.2	$6,863.8
1.1	—	—	—	—	Short-term investments	—	—	—	—	—	—	—	—
4,284.8	4,513.6	4,902.3	5,267.4	5,405.1	Commercial mortgage loans, net	5,405.1	5,510.8	5,426.2	5,320.4	5,267.4	5,149.0	5,098.7	4,980.2
93.4	153.1	92.7	95.5	65.7	Real estate, net	65.7	79.8	90.8	94.2	95.5	101.5	104.1	101.5
23.2	60.8	130.9	175.5	196.5	Other invested assets	196.5	199.9	201.7	206.9	175.5	179.7	184.4	177.4

10,569.8	11,146.6	11,895.4	12,729.1	12,787.8	Total investments	12,787.8	12,806.3	12,753.0	12,870.2	12,729.1	12,550.6	12,364.4	12,122.9
108.3	152.0	138.4	160.7	379.3	Cash and cash equivalents	379.3	345.4	199.7	143.3	160.7	172.4	129.5	116.0
104.4	101.9	118.8	123.0	118.2	Premiums and other receivables	118.2	123.4	126.9	121.9	123.0	129.0	125.4	123.2
108.8	110.8	111.7	109.3	106.8	Accrued investment income	106.8	108.7	109.6	112.8	109.3	113.6	112.0	114.0
935.0	938.3	949.3	972.4	988.1	Amounts recoverable from reinsurers	988.1	983.4	980.8	979.0	972.4	962.2	956.1	953.7
316.6	330.2	344.9	346.5	371.3	Deferred acquisition costs, value of business acquired and other intangible assets, net	371.3	369.5	367.2	352.4	346.5	344.0	350.4	349.1
36.0	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0	36.0	36.0	36.0
127.2	111.5	101.3	90.7	84.7	Property and equipment, net	84.7	84.4	83.8	86.9	90.7	95.1	96.7	98.7
66.7	101.7	113.9	69.3	127.9	Other assets	127.9	59.2	59.7	66.9	69.3	146.6	103.5	102.1
4,174.5	4,787.4	4,593.5	5,154.3	6,393.2	Separate account assets	6,393.2	6,010.0	5,629.9	5,600.1	5,154.3	5,071.8	4,867.2	5,083.4

$16,547.3	$17,816.4	$18,403.2	$19,791.3	$21,393.3	Total assets	$21,393.3	$20,926.3	$20,346.6	$20,369.5	$19,791.3	$19,621.3	$19,141.2	$19,099.1

					LIABILITIES AND SHAREHOLDERS’ EQUITY

					Liabilities:
$5,368.7	$5,502.3	$5,683.6	$5,843.2	$5,846.9	Future policy benefits and claims	$5,846.9	$5,853.0	$5,861.3	$5,851.9	$5,843.2	$5,821.5	$5,773.0	$5,714.5
4,337.1	4,627.8	5,078.1	5,531.1	6,051.6	Other policyholder funds	6,051.6	5,945.1	5,759.2	5,630.8	5,531.1	5,324.5	5,280.7	5,122.5
22.2	48.9	103.0	148.1	64.7	Deferred tax liabilities, net	64.7	48.9	61.0	147.6	148.1	152.8	138.2	117.7
2.9	2.2	251.2	1.0	1.5	Short-term debt	1.5	1.2	1.1	1.1	1.0	1.1	251.0	251.3
553.2	551.9	300.9	551.4	551.9	Long-term debt	551.9	551.5	551.4	551.6	551.4	551.5	301.2	301.3
367.7	401.3	402.5	393.2	330.7	Other liabilities	330.7	399.4	405.7	398.8	393.2	527.0	444.4	474.9
4,174.5	4,787.4	4,593.5	5,154.3	6,393.2	Separate account liabilities	6,393.2	6,010.0	5,629.9	5,600.1	5,154.3	5,071.8	4,867.2	5,083.4

14,826.3	15,921.8	16,412.8	17,622.3	19,240.5	Total liabilities	19,240.5	18,809.1	18,269.6	18,181.9	17,622.3	17,450.2	17,055.7	17,065.6

					Shareholders’ equity:
220.4	158.2	82.4	89.6	68.0	Common stock	68.0	61.9	75.1	84.6	89.6	84.1	79.5	87.8
71.4	160.9	235.1	309.3	134.7	Accumulated other comprehensive income	134.7	121.7	127.3	286.1	309.3	314.0	277.9	237.6
1,429.2	1,575.5	1,672.9	1,770.1	1,950.1	Retained earnings	1,950.1	1,933.6	1,874.6	1,816.9	1,770.1	1,773.0	1,728.1	1,708.1

1,721.0	1,894.6	1,990.4	2,169.0	2,152.8	Total shareholders’ equity	2,152.8	2,117.2	2,077.0	2,187.6	2,169.0	2,171.1	2,085.5	2,033.5

$16,547.3	$17,816.4	$18,403.2	$19,791.3	$21,393.3	Total liabilities and shareholders’ equity	$21,393.3	$20,926.3	$20,346.6	$20,369.5	$19,791.3	$19,621.3	$19,141.2	$19,099.1

STANCORP FINANCIAL GROUP, INC.

Cash and Investments Statistics

(Dollars in millions)

CONSOLIDATED

						2013				2012
2009	2010	2011	2012	2013		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities—available-for-sale:
$5,367.1	$5,620.7	$5,983.3	$6,222.3	$6,179.2	Public	$6,179.2	$6,108.6	$6,130.1	$6,287.0	$6,222.3	$6,176.6	$6,083.2	$6,023.2
800.2	798.4	786.2	968.4	941.3	Private	941.3	907.2	904.2	961.7	968.4	943.8	894.0	840.6

6,167.3	6,419.1	6,769.5	7,190.7	7,120.5	Total fixed maturity securities—available-for-sale	7,120.5	7,015.8	7,034.3	7,248.7	7,190.7	7,120.4	6,977.2	6,863.8
1.1	—	—	—	—	Short-term investments	—	—	—	—	—	—	—	—
4,284.8	4,513.6	4,902.3	5,267.4	5,405.1	Commercial mortgage loans, net	5,405.1	5,510.8	5,426.2	5,320.4	5,267.4	5,149.0	5,098.7	4,980.2
93.4	153.1	92.7	95.5	65.7	Real estate, net	65.7	79.8	90.8	94.2	95.5	101.5	104.1	101.5
23.2	60.8	130.9	175.5	196.5	Other invested assets	196.5	199.9	201.7	206.9	175.5	179.7	184.4	177.4

10,569.8	11,146.6	11,895.4	12,729.1	12,787.8	Total investments	12,787.8	12,806.3	12,753.0	12,870.2	12,729.1	12,550.6	12,364.4	12,122.9
108.3	152.0	138.4	160.7	379.3	Cash and cash equivalents	379.3	345.4	199.7	143.3	160.7	172.4	129.5	116.0

$10,678.1	$11,298.6	$12,033.8	$12,889.8	$13,167.1	Total cash and investments	$13,167.1	$13,151.7	$12,952.7	$13,013.5	$12,889.8	$12,723.0	$12,493.9	$12,238.9

					Percent of cash and investments:
57.8%	56.8%	56.3%	55.8%	54.1%	Fixed maturity securities—available-for-sale	54.1%	53.3%	54.3%	55.7%	55.8%	56.0%	55.8%	56.1%
40.1	39.9	40.7	40.9	41.1	Commercial mortgage loans, net	41.1	41.9	41.9	40.9	40.9	40.5	40.8	40.7
0.9	1.4	0.8	0.7	0.5	Real estate, net	0.5	0.6	0.7	0.7	0.7	0.8	0.8	0.8
0.2	0.6	1.0	1.4	1.4	Other invested assets	1.4	1.6	1.6	1.6	1.4	1.3	1.6	1.5
1.0	1.3	1.2	1.2	2.9	Cash and cash equivalents	2.9	2.6	1.5	1.1	1.2	1.4	1.0	0.9

					Fixed maturity securities—available-for-sale:
104.2%	106.7%	109.0%	110.3%	104.5%	Market value as a % of amortized cost	104.5%	105.4%	105.6%	109.6%	110.3%	111.0%	109.8%	109.0%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2013				2012
2009	2010	2011	2012	2013		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.46%	5.31%	5.08%	4.66%	4.34%	Fixed maturity securities - available-for-sale	4.34%	4.45%	4.51%	4.58%	4.66%	4.80%	4.89%	5.00%
6.46	6.45	6.34	6.09	5.84	Commercial mortgage loans, net	5.84	5.89	5.96	6.03	6.09	6.16	6.24	6.30

					Fixed maturity securities - available-for-sale:
					Quality rating (as % of fixed maturities):
71.9%	71.8%	70.2%	66.2%	63.4%	A- or higher	63.4%	63.8%	64.3%	65.7%	66.2%	68.4%	69.8%	68.9%
23.1	23.0	24.6	28.4	31.0	BBB- to BBB+	31.0	30.8	30.2	28.7	28.4	26.0	24.8	25.7
3.3	3.5	3.9	3.8	4.0	BB- to BB+	4.0	3.8	3.8	4.0	3.8	4.1	4.0	4.0
1.7	1.7	1.3	1.6	1.6	B+ or lower	1.6	1.6	1.7	1.6	1.6	1.5	1.4	1.4

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$17.3	$19.6	$17.1	$21.3	$15.2	Book value	$15.2	$19.6	$12.6	$19.1	$21.3	$15.6	$15.8	$16.6
0.40%	0.43%	0.34%	0.40%	0.28%	Rates - overall %	0.28%	0.35%	0.23%	0.35%	0.40%	0.30%	0.31%	0.33%

$33.2	$118.6	$40.3	$23.6	$20.0	Foreclosed during period	$9.2	$1.5	$2.7	$6.6	$4.8	$1.9	$8.3	$8.6
6.2	9.3	5.1	9.8	7.4	In process of foreclosure	7.4	5.8	4.1	6.7	9.8	9.9	12.4	7.5
6.2	8.2	5.1	9.8	7.4	Included in sixty-day delinquencies	7.4	5.8	4.1	6.7	9.8	9.9	12.4	7.5
28.7	76.6	93.7	77.6	100.8	Net balance of restructured loans*	100.8	103.3	110.6	80.2	77.6	82.4	83.4	88.9

					Reserve balances:
$19.6	$36.1	$48.1	$46.6	$43.6	Commercial mortgage loans, net	$43.6	$46.6	$46.8	$42.8	$46.6	$48.0	$45.6	$45.6

*	Amount is calculated using statutory accounting principles